EV TRADITIONAL FLORIDA INSURED TAX FREE FUND
                          Supplement to Prospectus dated June 1, 1995

                          EV TRADITIONAL GOVERNMENT OBLIGATIONS FUND
                             EATON VANCE MUNICIPAL BOND FUND L.P.
                         Supplement to Prospectuses dated May 1, 1995


       1. Effective immediately, all purchases of shares of a Fund of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") of 0.50% in the event of certain redemptions within twelve months after the purchase. Such purchases continue to bear no initial sales charge. (Such purchases made before March 27, 1995 will continue to be subject to a CDSC of 1% in the event of certain redemptions made within eighteen months of purchase.)
The Principal Underwriter will compensate Authorized Firms responsible for such purchases at the rate of 0.50% of the amount invested, and any CDSC incurred will be retained by the Principal Underwriter.

       The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

       The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. No initial sales charge or CDSC will be imposed on shares of EV Traditional Government Obligations Fund purchased by qualified retirement plans. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

       Shares of a Fund which are subject to a CDSC may be exchanged into any of the funds listed under "The Eaton Vance Exchange Privilege" without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

       Consistent with the foregoing, the "Shareholder and Fund
Expenses" table is revised by replacing the line "Contingent
Deferred Sales Charges Imposed on Redemptions" with the following:

       Contingent Deferred Sales Charges
         (on purchases of $1 million or more)
         Imposed on Redemptions During the First
         Twelve Months (as a percentage of
         redemption proceeds exclusive of all
         reinvestments and capital appreciation
         in the account)                                              0.50%

       In addition, the sales charge table under "How to Buy Fund
Shares" is revised by replacing the line "$1,000,000 or more" with the following:

                         Sales                Sales                Dealer
                         Charge               Charge               Commission
                         as Percent-          as Percent-          as Percent-
                         age of               age of               age of
                         Offering             Amount               Offering
Amount of Purchase       Price                Invested             Price

$1,000,000 or more         0.00%                0.00%                0.50%

       2.     The following is added to "How to Buy Fund Shares":

              Shares of the Fund may be sold at net asset value to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

       3.     The following is added to "Reports to Shareholders":

              Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

       4.     The following is added to "Performance Information":

              The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


November 9, 1995                             - 2 -                     T-SUPP2